Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Commerce Bancorp, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended September 30, 2006 (the “Report”) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 9, 2006	/s/ Vernon W. Hill, II
Vernon W. Hill, II
President and Chief Executive Officer

Date: November 9, 2006	/s/ Douglas J. Pauls
Douglas J. Pauls
Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as a separate disclosure document.